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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: October 13, 2005

                     Advanced Refractive Technologies, Inc.
             (Exact name of the Company as specified in its charter)

         Delaware                       0-256111                33-0838660
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

                           1062 Calle Negocio, Suite D
                             San Clemente, CA 92673
                    (Address of principal executive offices)

              The Company's telephone number, including area code:
                                  949-940-1300



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                 SECTION 1-REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 13, 2005 the Registrant entered into a Settlement Agreement with Gebauer Medizintechnik GmbH ("Gebauer") relating to disputes that had arisen under the Manufacturing, Supply and Distribution Agreement, dated April 27, 2004, between them. Under the Settlement Agreement the parties agreed to release each other from all claims, and to terminate the Manufacturing, Supply and Distribution Agreement without further obligation, other than provisions concerning confidentiality and recordkeeping.

ITEM 1.02 - TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

          On October 13, 2005, by mutual agreement of the parties, the Manufacturing, Supply and Distribution Agreement between Registrant and Gebauer Medizintechnik GmbH was terminated.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   Advanced Refractive Technologies, Inc.,
                                      a Delaware corporation

                                   By: /s/ Laurence M. Schreiber
                                       -----------------------------------------
                                       Laurence M. Schreiber, Secretary

Date: October 28, 2005